1 DRIVEN TO DELIVER Q1 2016 Earnings NYSE: HZN Horizon Global First Quarter 2016 Earnings Presentation May 3, 2016

2 DRIVEN TO DELIVER Q1 2016 Earnings NYSE: HZN Safe Harbor Statement Forward-Looking Statements This presentation may contain "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements contained herein speak only as of the date they are made and give our current expectations or forecasts of future events. These forward-looking statements can be identified by the use of forward-looking words, such as "may," "could," "should," "estimate," "project," "forecast," "intend," "expect," "anticipate," "believe," "target," "plan" or other comparable words, or by discussions of strategy that may involve risks and uncertainties. These forward-looking statements are subject to numerous assumptions, risks and uncertainties which could materially affect our business, financial condition or future results including, but not limited to, risks and uncertainties with respect to: the Company's leverage; liabilities imposed by the Company's debt instruments; market demand; competitive factors; supply constraints; material and energy costs; technology factors; litigation; government and regulatory actions; the Company's accounting policies; future trends; general economic and currency conditions; various conditions specific to the Company's business and industry; the spin-off from TriMas Corporation; and other risks that are discussed in the Company's most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. The risks described herein are not the only risks facing our Company. Additional risks and uncertainties not currently known to us or that we currently deemed to be immaterial also may materially adversely affect our business, financial position and results of operations or cash flows. We caution readers not to place undue reliance on such statements, which speak only as of the date hereof. We do not undertake any obligation to review or confirm analysts' expectations or estimates or to release publicly any revisions to any forward-looking statement to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Non-GAAP Financial Measures In this presentation, certain non-GAAP financial measures may be used. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measure may be found at the end of this presentation. Additional information is available at www.horizonglobal.com.

3 DRIVEN TO DELIVER Q1 2016 Earnings NYSE: HZN Business Update • Mark Zeffiro Financial Results • David Rice Outlook • Mark Zeffiro Q&A Horizon Global First Quarter 2016

4 DRIVEN TO DELIVER Q1 2016 Earnings NYSE: HZN • End markets continue to be strong • Globalization of Original Equipment (OE) continues to result in new awards • Customer landscape continues to evolve • Foreign currencies weaker than Q1 2015 • Steel prices beginning to show signs of upward pressure Market trends • Net sales up 5.5% on constant currency basis(1) • Improved profitability by 110%, more than offsetting new stand-alone capital structure costs • Adjusted segment operating profit margin(2) improved 300 bps to 9.1% • Adjusted earnings per share(2) of $0.15, a 50% improvement over Q1 2015 Strong first quarter results Trends and Results First Quarter 2016 (1) Reconciliation provided in the Appendix, “Constant Currency Reconciliation” (2) Excluding “Special Items” for each period, which are provided in the Appendix, “Additional Information Regarding Special Items Impacting Reported GAAP Financial Measures”

Three Financial Priorities for Value Creation

HORIZON GLOBAL

10% & 10%	Less than 2x	3-5% Organic
IMPROVE MARGINS	IMPROVE CAPITAL STRUCTURE	DRIVE SALES GROWTH

IMPROVE MARGINS

- Foster culture focused on operational excellence
- Execute major margin programs
- Leverage past investments in low-cost manufacturing
- Enhance product innovation
- Acquire margin accretive companies

IMPROVE CAPITAL STRUCTURE

- Increase profitability and reduce debt
- Convert operating cash greater than 100% net income
- Generate consistent cash flow through business cycle
- Improve working capital efficiency
- Acquire well-run companies

DRIVE SALES GROWTH

- Leverage product portfolio and global footprint
- Expand existing distribution channels
- Develop new distribution channels, including e-commerce
- Leverage relationships with OEs across globe
- Expand sales to higher growth emerging markets
- Prioritize new product development

SIGNIFICANT OPPORTUNITY FOR VALUE CREATION

NYSE: HZN DRIVEN TO DELIVER Q1 2016 Earnings 5

Business Update
First Quarter 2016

HORIZON GLOBAL

10% & 10%	Less than 2x	3-5% Organic
IMPROVE MARGINS	IMPROVE CAPITAL STRUCTURE	DRIVE SALES GROWTH

IMPROVE MARGINS

- Adjusted segment operating margin(1) of 9.1%
- Productivity gains in North America, Australia
- Consolidation of Mexico facilities nearly complete; production ramping up
- Business consolidations on track for savings of $5M in 2016

IMPROVE CAPITAL STRUCTURE

- Leverage ratio of 3.77x(2); reflecting seasonal investment in working capital
- Used $3.3M less operating cash in Q1 versus 2015
- $18.7M in cash on balance sheet after principal and interest payments
- Term B Loan down $6.6M from inception

DRIVE SALES GROWTH

- Net sales on constant currency basis(3) up 5.5%
- Strong growth in retail business
- E-commerce sales up 16.8%
- Global OE business growing with 8 new wins
- Continued strong demand for OE in Australia and U.S.
- FX headwind of $4.1M

SHOWING PROGRESS ON ALL THREE PRIORITIES

(1) Excluding "Special Items" for each period, which are provided in the Appendix, "Additional Information Regarding Special Items Impacting Reported GAAP Financial Measures"
(2) Reconciliation provided in the Appendix, "LTM Bank EBITDA as Defined in Credit Agreement"
(3) Reconciliation provided in the Appendix, "Constant Currency Reconciliation"

NYSE: HZN DRIVEN TO DELIVER Q1 2016 Earnings 6

Horizon – Margin Dashboard

HORIZON GLOBAL

Initiative	Objective	Current Action/Result	Project Realization
Consolidation of North America	Fully integrate as one, lean business	• ERP implementation finalized in Q2 • Distribution study	
Europe, Africa, Latin America Performance	Realize accretive level of performance on YTD basis	• South Africa down 40 bps • Europe down 160 bps • Brazil down 290 bps	
Juarez Closure	Consolidate production in Reynosa to achieve annual savings of $4.5M	• Heavy duty complete • Trailer products nearly complete • China sourcing to launch in Q3	
Sourcing Initiatives	Optimize supply base through increased integration	• Consolidation and price negotiation continue	
Brand Consolidation	Enhance value from "shoulder" brands	• Customer acceptance – first 3 • Transition complete by year-end	
Product Innovation/ MGPP	Measured product introductions with margin expansion	• Developing plans for major categories – outside-in view	

NYSE: HZN

DRIVEN TO DELIVER

Q1 2016 Earnings 7

8 DRIVEN TO DELIVER Q1 2016 Earnings NYSE: HZN Business Update • Mark Zeffiro Financial Results • David Rice Outlook • Mark Zeffiro Q&A Horizon Global First Quarter 2016

First Quarter 2016

HORIZON GLOBAL

(Unaudited - dollars in millions, except per share amounts)

	Q1 2016 QTD	Q1 2015 QTD	Variance
Revenue	**$146.1**	**$142.4**	**2.6%**
Segment operating profit	**$12.6**	**$8.2**	**53.7%**
Excl. Total Special Items [(1)], Segment operating profit would have been:	*$13.3*	*$8.7*	*52.6%*
Excl. Total Special Items [(1)], Segment operating profit margin would have been:	*9.1%*	*6.1%*	*300 bps*
Corporate expense	*$4.8*	*$4.5*	*6.5%*
Income	**$2.2**	**$1.5**	**48.0%**
Excl. Total Special Items [(1)], Income would have been:	*$2.8*	*$1.9*	*47.9%*
Diluted earnings per share	**$0.12**	**$0.08**	**47.2%**
Excl. Total Special Items [(1)], diluted earnings per share:	*$0.15*	*$0.10*	*50.0%*
Operating Cash Flow - YTD	($23.6)	($26.9)	12.2%
Total debt	$211.8	$0.4	
Leverage ratio[(3)] (covenant 5.25x)	3.77x		

Quarter Highlights

- Net sales increased 5.5% on constant currency basis[(2)]
  - Currency translation headwinds of ~$4.1M; ~50% attributable to Australian dollar and South African rand
- Segment operating profit[(1)] improvement of 300 bps driven by lower input costs, margin initiatives and volume leverage
- Operating cash flow reflects debt costs of $4.2M that did not exist in Q1 2015
- Leverage ratio of 3.77x[(3)] during Q1, our highest investment period in working capital

(1) Segment operating profit, excluding "Special Items" refers to the sum of North America and International. "Special Items" for each period are provided in the Appendix, "Company and Business Segment Financial Information". Income and diluted earnings per share excluding "Special Items" for each period are provided in the Appendix, "Additional Information Regarding Special Items Impacting Reported GAAP Financial Measures".
(2) Reconciliation provided in the Appendix, "Constant Currency Reconciliation"
(3) Reconciliation provided in the Appendix, "LTM Bank EBITDA as Defined in Credit Agreement"

NYSE: HZN DRIVEN TO DELIVER Q1 2016 Earnings 9

Horizon North America
First Quarter 2016

(Unaudited - dollars in millions)



Net Sales
$108.7
$103.6
5.0%
Q1-16
Q1-15



Operating Profit(1)
$10.8
9.9%
$6.1
5.9%
76.9%
Q1-16
Q1-15

Q1 Results

Sales
- Net sales increased 5.0% as compared with Q1 2015
  - Auto OE improved $6.9M due to new programs and strong volume on existing programs
  - Retail strong in the quarter; up $2.8M
  - Aftermarket is down, but we are seeing increasing volume with national distributors. Commercial practices evolving to align with customer demand
  - Industrial challenges in energy and agriculture markets continue

Operating Profit[(1)]
- Operating profit[(1)] improved to 9.9% of sales from 5.9% in Q1 2015
  - Favorable sales mix and volume leverage
  - Benefits from lower input costs including freight and currency
  - Lower trade promotions and defense costs

Focus
- Execution of North American integration; complete existing and add new projects
- Manufacturing consolidation
- Continued development of OE capabilities

(1) Excluding "Special Items" for each period, which are provided in the Appendix, "Company and Business Segment Financial Information"

NYSE: HZN DRIVEN TO DELIVER Q1 2016 Earnings 10

Horizon International
First Quarter 2016

(Unaudited - dollars in millions)

Net Sales


$37.4
$38.8
(3.6%)
Q1-16
Q1-15

Operating Profit(1)


$2.5
$2.6
6.6%
6.7%
(4.6%)
Q1-16
Q1-15

Q1 Results

Sales

- Net sales increased $2.7M or 6.9% to $41.5M on constant currency basis(2)
  - Growth in Australia, South Africa and New Zealand in local currencies
  - Launches in Thailand not yet at full volume, but growing
  - Currency translation headwind of $4.1M or 10.5% of international sales

Operating Profit(1)

- Operating profit improvements in both Australia and Germany
  - Benefit of cost savings and productivity
  - Volume leverage
- Thailand volume shortfall and weaker demand in UK
- Currency translation headwind of $0.2M on operating profit
- $0.3M input cost headwind USD/Australian conversion

Focus

- Effective new OE program launches
- Accelerate manufacturing productivity initiatives
- Managing growth in South Africa
- Continue commercial development/integration focus for Germany and UK

(1) Excluding "Special Items" for each period, which are provided in the Appendix, "Company and Business Segment Financial Information"
(2) Reconciliation provided in the Appendix, "Constant Currency Reconciliation"

NYSE: HZN DRIVEN TO DELIVER Q1 2016 Earnings 11

12 DRIVEN TO DELIVER Q1 2016 Earnings NYSE: HZN  Debt and leverage reflects seasonal investment in working capital build  Health of working capital improved over prior year  13 day decline in inventory on hand – better velocity  Accounts payable declined 11 days reflecting normalized seasonal terms  Decrease in Term B Loan since inception of $6.6M Capitalization (Unaudited - dollars in millions) (1) (1) Reconciliation provided in the Appendix, “LTM Bank EBITDA as Defined in Credit Agreement” On track to reduce leverage year-on-year Cash & AvailabilityDebt & Working Capital Leverage Ratio (1) Q2-15 Q3-15 Q4-15 Q1-16 $210.4 $188.7 $211.8 $(6.7) $23.1 Q2-15 Q3-15 Q4-15 Q1-16 3.8 3.3 3.8 (0.2) 0.5 $203.7 $(15.0) 3.6 (0.3) $102.8 $99.6 $82.7 $111.7 Working Capital $77.5 $79.8 $90.5 $74.1 $17.0 $28.1 $23.5 $18.7 Q2-15 Q3-15 Q4-15 Q1-16 Availability Cash $94.5 $114.0 $92.8 $107.9 $19.5 $(21.2)$6.1

13 DRIVEN TO DELIVER Q1 2016 Earnings NYSE: HZN Business Update • Mark Zeffiro Financial Results • David Rice Outlook • Mark Zeffiro Q&A Horizon Global First Quarter 2016

14 DRIVEN TO DELIVER Q1 2016 Earnings NYSE: HZN Long-Term Strategic Goals STRATEGIC GOALS

2016 Guidance remains consistent

HORIZON GLOBAL

Initiatives offset normalized tax and interest costs

Revenue Growth	• 3-5% in constant currency
Segment Operating Profit(1) Growth	• >100 basis points
Operating Cash Conversion(2)	• >100%
Interest Expense	• Full-year interest costs of ~$16M
Capital Expenditures	• ~2.5% of sales
Tax Rate	• 20% planning rate; $1.2M of UTB benefit

Demonstrates progress on all three key financial priorities

(1) Excluding "Special Items"
(2) Operating cash flow as a percent of net income

NYSE: HZN DRIVEN TO DELIVER Q1 2016 Earnings 15

16 DRIVEN TO DELIVER Q1 2016 Earnings NYSE: HZN Delivered significant profit improvement in Q1 2016 Retail, OE, and e-commerce strategies driving sales growth Results demonstrate continued progress on key financial priorities Guidance remains consistent for 2016 Wrap-up Aligned to deliver shareholder value

17 DRIVEN TO DELIVER Q1 2016 Earnings NYSE: HZN Business Update • Mark Zeffiro Financial Results • David Rice Outlook • Mark Zeffiro Q&A Horizon Global First Quarter 2016

18 DRIVEN TO DELIVER Q1 2016 Earnings NYSE: HZN Q&A

19 DRIVEN TO DELIVER Q1 2016 Earnings NYSE: HZN Appendix – Q1 2016

20 DRIVEN TO DELIVER Q1 2016 Earnings NYSE: HZN Driven to Deliver Utilize forward-thinking technology to develop and deliver best-in-class products for our users, engage with our employees and realize value creation for our shareholders  Socially Responsible  Respectful and Open Team  Integrity and Accountability  Data and Results Driven Enriching lives through great products  Global Reach  Product Development Engine  Multi-Channel Expertise  Best-in-Class Manufacturing and Sourcing Cost Platform  Talented Experienced Management Team Positioned to drive value for: ALL STAKEHOLDERS ALL CUSTOMERS ALL EMPLOYEES

Condensed Consolidated Balance Sheet

HORIZON GLOBAL

(Dollars in thousands)

	March 31, 2016 (unaudited)	December 31, 2015
Assets		
Current assets:		
Cash and cash equivalents	$ 18,710	$ 23,520
Receivables, net	86,150	63,050
Inventories	115,600	119,470
Prepaid expenses and other current assets	7,300	5,120
Total current assets	227,760	211,160
Property and equipment, net	47,540	45,890
Goodwill	4,860	4,410
Other intangibles, net	54,700	56,020
Deferred income taxes	2,910	4,500
Other assets	10,060	9,600
Total assets	$ 347,830	$ 331,580
Liabilities and Shareholders' Equity		
Current liabilities:		
Current maturities, long-term debt	$ 10,300	$ 10,130
Accounts payable	67,620	78,540
Accrued liabilities	38,140	39,820
Total current liabilities	116,060	128,490
Long-term debt	201,460	178,610
Deferred income taxes	2,600	2,910
Other long-term liabilities	20,950	19,570
Total liabilities	341,070	329,580
Commitments and contigent liabilities	-	-
Total shareholders' equity	6,760	2,000
Total liabilities and shareholders' equity	$ 347,830	$ 331,580

NYSE: HZN DRIVEN TO DELIVER Q1 2016 Earnings 21

Condensed Consolidated Statement of Income

(Unaudited - dollars in thousands, except for per share amounts)

	Three months ended March 31, 2016	2015
Net sales	$ 146,110	$ 142,360
Cost of sales	(108,500)	(107,060)
Gross profit	37,610	35,300
Selling, general and administrative expenses	(29,690)	(31,640)
Net gain (loss) on dispositions of property and equipment	(110)	50
Operating profit	7,810	3,710
Other expense, net:		
Interest expense	(4,270)	(120)
Other expense, net	(610)	(1,250)
Other expense, net	(4,880)	(1,370)
Income before income tax expense	2,930	2,340
Income tax expense	(740)	(860)
Net income	$ 2,190	$ 1,480
Net income per share:		
Basic	$ 0.12	$ 0.08
Diluted	$ 0.12	$ 0.08
Weighted average common shares outstanding:		
Basic	18,095,101	18,062,027
Diluted	18,231,562	18,134,475

NYSE: HZN DRIVEN TO DELIVER Q1 2016 Earnings 22

Condensed Consolidated Statement of Cash Flow

HORIZON GLOBAL

(Unaudited - dollars in thousands)

	Three months ended March 31, 2016	Three months ended March 31, 2015
Cash Flows from Operating Activities:		
Net income	$ 2,190	$ 1,480
Adjustments to reconcile net income to net cash used for operating activities:		
(Gain) loss on dispositions of property and equipment	110	(50)
Depreciation	2,580	2,540
Amortization of intangible assets	1,790	1,860
Amortization of original issuance discount and debt issuance costs	460	-
Deferred income taxes	1,290	(530)
Non-cash compensation expense	860	960
Increase in receivables	(21,130)	(21,520)
(Increase) decrease in inventories	5,120	(8,300)
Increase in prepaid expenses and other assets	(2,140)	(1,000)
Decrease in accounts payable and accrued liabilities	(14,770)	(2,130)
Other, net	60	(180)
Net cash used for operating activities	(23,580)	(26,870)
Cash Flows from Investing Activities:		
Capital expenditures	(3,420)	(2,320)
Net proceeds from disposition of property and equipment	140	120
Net cash used for investing activities	(3,280)	(2,200)
Cash Flows from Financing Activities:		
Proceeds from borrowings on credit facilities	23,400	29,930
Repayments of borrowings on credit facilities	(23,730)	(30,040)
Repayments of borrowings on Term B Loan	(2,500)	-
Proceeds from ABL Revolving Debt, net of issuance costs	51,700	-
Repayments of borrowings on ABL Revolving Debt	(26,700)	-
Net transfers from former parent	-	28,610
Shares surrendered upon vesting of options and restricted stock awards to cover tax obligations	(260)	-
Net cash provided by financing activities	21,910	28,500
Effect of exchange rate changes on cash	140	-
Cash and Cash Equivalents:		
Increase for the period	(4,810)	(570)
At beginning of period	23,520	5,720
At end of period	$ 18,710	$ 5,150
Supplemental disclosure of cash flow information:		
Cash paid for interest	$ 3,740	$ 90

NYSE: HZN DRIVEN TO DELIVER Q1 2016 Earnings 23

Company and Business Segment Financial Information

HORIZON GLOBAL

(Unaudited - dollars in thousands)

	Three months ended March 31, 2016	Three months ended March 31, 2015
Horizon North America		
Net sales	$ 108,730	$ 103,580
Operating profit	$ 10,110	$ 5,900
Special Items to consider in evaluating operating profit:		
Severance and business restructuring costs	$ 700	$ 210
Excluding Special Items, operating profit would have been	$ 10,810	$ 6,110
Horizon International		
Net sales	$ 37,380	$ 38,780
Operating profit	$ 2,450	$ 2,270
Special Items to consider in evaluating operating profit:		
Severance and business restructuring costs	$ 20	$ 320
Excluding Special Items, operating profit would have been	$ 2,470	$ 2,590
Operating Segments		
Operating profit	$ 12,560	$ 8,170
Special Items to consider in evaluating operating profit:		
Severance and business restructuring costs	$ 720	$ 530
Excluding Special Items, operating profit would have been	$ 13,280	$ 8,700
Corporate Expenses		
Operating loss	$ (4,750)	$ (4,460)
Total Company		
Net sales	$ 146,110	$ 142,360
Operating profit	$ 7,810	$ 3,710
Total Special Items to consider in evaluating operating profit	$ 720	$ 530
Excluding Special Items, operating profit would have been	$ 8,530	$ 4,240

NYSE: HZN DRIVEN TO DELIVER Q1 2016 Earnings 24

Additional Information Regarding Special Items Impacting Reported GAAP Financial Measures

HORIZON GLOBAL

(Unaudited - dollars in thousands, except for per share amounts)

	Three months ended March 31, 2016	Three months ended March 31, 2015
Net Income, as reported	$ 2,190	$ 1,480
After-tax impact of Special Items to consider in evaluating quality of income:		
Severance and business restructuring costs	590	400
Excluding Special Items, net income would have been	$ 2,780	$ 1,880

	Three months ended March 31, 2016	Three months ended March 31, 2015
Diluted earnings per share, as reported	$ 0.12	$ 0.08
After-tax impact of Special Items to consider in evaluating quality of EPS:		
Severance and business restructuring costs	0.03	0.02
Excluding Special Items, EPS would have been	$ 0.15	$ 0.10
Weighted-average shares outstanding, diluted	18,231,562	18,134,475

	Three months ended March 31, 2016	Three months ended March 31, 2015
Operating profit (excluding Special Items)	$ 8,530	$ 4,240
Corporate expenses (excluding Special Items)	4,750	4,460
Segment operating profit (excluding Special Items)	$ 13,280	$ 8,700
Segment operating profit margin (excluding Special Items)	9.1%	6.1%

NYSE: HZN

DRIVEN TO DELIVER

Q1 2016 Earnings

25

LTM Bank EBITDA as Defined in Credit Agreement

HORIZON GLOBAL

(Unaudited - dollars in thousands)

	Year Ended December 31, 2015	Less: Three Months Ended March 31, 2015	Add: Three Months Ended March 31, 2016	Twelve Months Ended March 31, 2016
Net income	$ 8,300	$ 1,480	$ 2,190	$ 9,010
Interest expense, net (as defined)	8,810	120	4,270	12,960
Income tax benefit	(1,280)	860	740	(1,400)
Depreciation and amortization	17,080	4,400	4,370	17,050
Non-cash compensation expense (1)	2,530	960	860	2,430
Other non-cash expenses or losses	11,350	4,540	310	7,120
Non-recurring expenses or costs (as defined) (2)	5,000	530	370	4,840
Interest-equivalent costs associated with any Specified Vendor Receivables financing.	900	200	220	920
Bank EBITDA - LTM Ended March 31, 2016 (3)	$ 52,690	$ 13,090	$ 13,330	$ 52,930

Total Consolidated Indebtness, as of March 31, 2016	$ 199,620
Bank EBITDA	52,930
Actual leverage ratio	3.77 x
Covenant requirement	5.25 x

(1) Non-cash compensation expense resulting from the grant of restricted shares of common stock and common stock options. Includes amounts allocated by former parent company
(2) Under our credit agreement, costs and expenses related to cost savings projects, including restructuring and severance expenses, are not to exceed $5 million in any fiscal year and $15 million in aggregate, commencing on or after January 1, 2015
(3) As defined in the Credit Agreement dated June 30, 2015

NYSE: HZN DRIVEN TO DELIVER Q1 2016 Earnings 26

27 DRIVEN TO DELIVER Q1 2016 Earnings NYSE: HZN Constant Currency Reconciliation The following unaudited table reconciles revenue growth to constant currency revenue for the same measure: We evaluate growth in our operations on both an as reported and a constant currency basis. The constant currency presentation, which is a non-GAAP measure, excludes the impact of fluctuations in foreign currency exchange rates. We believe providing constant currency information provides valuable supplemental information regarding our growth, consistent with how we evaluate our performance. Constant currency revenue results are calculated by translating current year revenue in local currency using the prior year's currency conversion rate. This non-GAAP measure has limitations as an analytical tool and should not be considered in isolation or as a substitute for an analysis of our results as reported under GAAP. Our use of this term may vary from the use of similarly-titled measures by other issuers due to the potential inconsistencies in the method of calculation and differences due to items subject to interpretation. Consolidated Horizon North America Horizon International Revenue growth as reported 2.6% 5.0% (3.6%) Less: Currency impact (2.9%) 0.0% (10.5%) Revenue growth at constant currency 5.5% 5.0% 6.9% Three months ended March 31, 2016